EXHIBIT 10.1

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of December 14, 2009 (the “Effective Date”) by and between CoConnect, Inc., a Nevada corporation (the “Company”) and Turnaround Advisors, L.C., a Utah limited liability company (the "Investor").

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

WHEREAS, the Company is offering up to 166,666 shares of its common stock, par value $0.001 per share (the “Common Stock” and, the shares being offered herein, the “Shares”) to the Investor at a purchase price of $0.45 per share (the “Price Per Share”) for total offering amount of $75,000.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

1.           Agreement to Purchase.

1.1           Closing.                      The Investor hereby agrees to purchase, and the Company hereby agrees to sell, 166,666 shares of the Company’s common stock, par value $.001 per share (the “Shares”) pursuant to the conditions set forth herein.  The aggregate purchase price of the Shares being sold to the Investor hereunder is $75,000 (the “Total Purchase Price”) at the Price Per Share. The Investor shall initially deliver to the Company’s escrow agent $5,000 of the Total Purchase Price (the “Initial Payment”) according to instructions provided by the Company. The remaining $70,000 of the Total Purchase Price (the “Final Payment”) shall be delivered to the Company on or before the one year anniversary of the Effective Date herein. The Company’s escrow agent will hold the Initial Payment in escrow pending execution of the Agreement, at which time the Agreement will be deemed complete and the Shares will be issued to the Investor for accepted subscriptions therefor.

1.2           Closing Deliveries.

(a)  Following the execution of this Agreement, the Company shall deliver or cause to be delivered to the Investor a certificate evidencing the Shares, registered in the name of the Investor (provided that originals of the same are delivered to the address provided by the Investor) and a signed copy of this Agreement.

(b)  Following the execution of this Agreement, the Investor shall deliver or cause to be delivered to the Company or the Company’s escrow agent the Initial Payment, in United States Dollars and in immediately available funds, by wire transfer to the account or accounts designated by the Company for such purpose and, for avoidance of doubt, any funds held in escrow by the Company or its escrow agent, representing funds for accepted subscriptions shall be released to the Company and Shares subsequently delivered to the Investor or its/his designee. The Final Payment shall be delivered on or before the one year anniversary of the Effective Date herein and shall not in any way affect the closing of this Agreement.

2.           Representations, Warranties and Covenants of the Investor.  The Investor represents and warrants to the Company, and covenants for the benefit of the Company, as follows:

(a)           Organization and Qualification.  The Investor is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Investor is not in any material violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.

(b)           The Investor is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

(c)           The Investor is acquiring the Shares for its own account and not with a view to any distribution of the Shares in violation of the Securities Act;

(d)           The Investor acknowledges that it has significant prior investment experience, including investment in non-listed and non-registered securities, and that the Investor recognizes the highly speculative nature of this investment.  In particular, and without limitation, the Investor represents that it understands that the Company’s securities have suffered significant illiquidity and decline in stock price and that other restricted shareholders are eligible to sell securities pursuant to Rule 144 of the Securities Act.  The Investor represents that it has been furnished with, and has reviewed, all of the Company’s securities filings and all documents and other information regarding the Company that the Investor had requested or desired to know and all other documents which could be reasonably provided have been made available for the Investor’s inspection and review;

(e)           The Investor acknowledges that the Shares have not been passed upon or reviewed by the Securities and Exchange Commission.  The Investor agrees that it will not sell, transfer or otherwise dispose of any of the Shares until they are registered under the Securities Act, or unless an exemption from such registration is available and that a legend substantially in the form as provided in Section 4 below will be placed on the certificate(s) representing the shares to such effect;

(f)           This Agreement constitutes a valid and binding agreement and obligation of the Investor enforceable against the Investor in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally;

(g)           Investor is not acquiring the Shares as part of a group, as such term is defined in Section 13 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and is not acting in concert with any person acting in such manner.  Investor makes its own voting and dispositive decisions and has not agreed to grant any proxy or enter into any form of voting trust, agreement or similar arrangement with respect to the Shares; and

(h)           This Agreement has been duly authorized, validly executed and delivered on behalf of the Investor, and the Investor has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform his obligations hereunder and thereunder; and

(i)           The Investor understands that Investor is investing in the Company which has nominal revenues, operating history or assets and a limited trading history, is, or at one time was a “shell company” as that term is defined in Rule 405 of the Securities Act and that, the Company is a startup with limited assets and no operating or revenue history.  Additionally, limited information is available to the Company or Investor, about the market generally and the business prospects of the Company.  Additionally, the Company will need substantial additional cash in order to be effective with the execution of its business plan, and no commitments for capital have been obtained.  Accordingly, an investment in the Shares entails an extremely high degree of risk, uncertainty and illiquidity, including the risk of loss of one’s entire investment.

3.           Representations, Warranties and Covenants of the Seller.  The Company represents and warrants to the Investor, and covenants for the benefit of the Investor, as follows:

(a)           Organization and Qualification.  The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in any material violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.

(b)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated herein and otherwise to carry out its obligations hereunder, subject to consents and waiver of anti dilution provisions of various existing shareholders.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application.

(c)           Issuance of the Shares.  The Shares have been duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens.  Any claims by the Company against the Investor in connection with the delivery of the Final Payment shall not affect the ownership rights of the Shares and shall represent a wholly separate claim by the Company against the Investor limited to monetary damages.

(d)           SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such SEC Reports may have been subsequently amended or supplemented to correct such misstatement or omission.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

(e)           Certain Registration Matters. Assuming the accuracy of the Investor’s representations and warranties, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor under this Agreement.

4.           Other Agreements of the Parties.

(a)           The Company and the Investor agree that the Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company or to an affiliate of an Investor, the Company may require the transferor thereof to provide to the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(b)           Certificates evidencing the Shares will contain substantially the following legend, until such time as they are not required under Section 4(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY’S COUNSEL.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(c)           Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4(b)) following a sale or transfer of such Shares pursuant to Rule 144 (assuming the transferor is not, and does not become, an affiliate of the Company).  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Notwithstanding the foregoing, the Investor represents that it understands that the Company was and is a shell company and, accordingly, its ability to utilize the resale exemptions provided pursuant to Rule 144 in the event that the Company becomes non compliant with its ongoing requirements to file all required SEC Reports, or to request a legend removal without a sale, is accordingly limited.

5.           Delivery of Share Certificates.  As soon as practicable after the delivery of the Initial Payment, the Company agrees to cause manually executed originals of a certificate evidencing the Shares, registered in the name of such Investor to be delivered to such Investor at the address specified by the Investor to the Company in writing, or otherwise electronically delivered to the qualifying investment bank or custodian requested by Investor.

6.           Binding Effect; Assignment.  This Agreement is not assignable by the Company or the Investor without the prior written consent of the other party.  This Agreement and the provisions hereof shall be binding and shall inure to the benefit of the Company and its successors and permitted assigns with respect to the obligations of the Investor under this Agreement, and to the benefit of the Investor and its successors and permitted assigns with respect to the obligations of the Company under this Agreement.

7.           Governing Law; Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

8.           Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

9.           Survival.  The representations and warranties of the Company and the Investor shall survive the closing hereunder.

***SIGNATURE PAGE FOLLOWS***

SIGNATURE PAGE

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

COMPANY CoConnect, Inc. /s/ Brad M. Bingham _________________________ By: Brad M. Bingham Its: Interim Chief Executive Officer	INVESTOR Turnaround Advisors, L.C. /s/ David Hunt _________________________ By: David Hunt Its: Managing Member

A FACSIMILE COPY OF THIS AGREEMENT SHALL HAVE THE SAME LEGAL EFFECT AS AN ORIGINAL OF THE SAME.